Exhibit 1.1



                FORD CREDIT FLOORPLAN MASTER OWNER TRUST [___]
                                 SERIES _____
                      [FLOATING RATE] ASSET BACKED NOTES
                  [FORD CREDIT AUTO RECEIVABLES CORPORATION]
                      [FORD CREDIT AUTO RECEIVABLES LLC]
                                (TRANSFEROR[S])

                                                                  ______, 200_



                            UNDERWRITING AGREEMENT



[NAME OF UNDERWRITER]
As Representative of the
Several Underwriters,
[Address]
________________________
________________________

Dear Sirs:

     1.   Introductory. [Ford Credit Auto Receivables Corporation, a Delaware
          ------------
corporation,][and][Ford Credit Auto Receivables LLC, a Delaware limited liability company] (the "Transferor[s]"[and individually, a "Transferor"]),
                         -------------
propose[s] to sell $_______ principal amount of Series 200[ ]-[_] [Floating Rate] Asset Backed Notes (the "Notes") of Ford Credit Floorplan Master Owner
                               -----
Trust [__] (the "Issuer"). The Issuer is a Delaware statutory business trust
                 ------
formed pursuant to a trust agreement (the "Trust Agreement") dated as of
[____] between the Transferor[s] and _______ [___], as Owner Trustee (the "Owner Trustee"). Each Note will represent an obligation of the Issuer and
 -------------
will be secured by assets of the Issuer (as hereinafter described). The assets of the Issuer include, among other things, a pool of dealer floorplan receivables (the "Receivables") arising from time to time in connection with
                  -----------
the purchase and financing by various retail motor vehicle dealers of their new and used automobile and light-duty truck inventory and the Related
Security and certain monies due thereunder on or after __________, 200_ (the "Cutoff Date"). The Receivables arising from the purchase by dealers of
 -----------
Ford-manufactured or -distributed vehicles ("In-Transit Receivables") will be
                                             ----------------------
or have been sold by Ford Motor Company, a Delaware corporation ("Ford"), to Ford Motor Credit Company, a Delaware corporation ("Ford Credit"), pursuant to an amended and restated sale and assignment agreement between Ford and Ford Credit dated as of ____, 200_ (the "Sale and Assignment Agreement"). All Receivables will be or have been sold by Ford Credit to [each][the] Transferor pursuant to a receivables purchase agreement between Ford Credit and the [applicable] Transferor dated as of _________, 200_ (the "Receivables Purchase Agreement[s]"), and in turn transferred by [each][the] Transferor to the
Issuer and serviced for the Issuer by Ford Credit (in such capacity, the "Servicer") pursuant to a transfer and servicing agreement dated as of
 --------
__________, 200_ among the [applicable] Transferor, the Servicer and the
Issuer (the "Transfer and Servicing Agreement[s]"). The Notes will be issued
             -----------------------------------
in an aggregate principal amount of $________ which is approximately equal to __% of the aggregate principal balance of the Receivables, as of the Cutoff Date. The Notes will be issued pursuant to an indenture dated as of [_____] (the "200[ ]-[_] Indenture"), between the Issuer and ____, as indenture trustee
      --------------------
(the "Indenture Trustee"), as supplemented by the Series 200[ ]-[_] supplement
      -----------------
to the 200[ ]-[_] Indenture, to be dated as of _________, 200_ (the "Indenture
                                                                     ---------
Supplement"), between the Issuer and the Indenture Trustee. The 200[ ]-[_]
----------
Indenture and the Indenture Supplement are collectively referred to as the "Indenture." Ford Credit has agreed to provide notices and perform on behalf
 ---------
of the Issuer certain other administrative obligations required of the Issuer by the Transfer and Servicing Agreement, the 200[ ]-[_] Indenture and each indenture supplement for each series of Notes issued by the Issuer pursuant to an administration agreement dated as of [____ __, 200[ ]] (the "Administration
                                                                --------------
Agreement"), between Ford Credit, as administrator (in such capacity, the
---------
"Administrator"), and the Issuer. The Sale and Assignment Agreement, the Receivables Purchase Agreement[s], the Transfer and Servicing Agreement[s],
the Indenture, the Trust Agreement and the Administration Agreement are referred to herein, collectively, as the "Transaction Documents". In
                                          ---------------------
connection with the issuance of the Notes the Issuer and [____] will enter into an interest rate swap agreement to be dated as of [________] (the "Interest Rate Swap Agreement").
 ----------------------------

     Capitalized terms used herein and not otherwise defined have the meanings given them in the Transaction Documents.

     2.   Representations and Warranties of the Transferor[s]. [The][Each]
          ---------------------------------------------------
Transferor represents and warrants to and agrees with the several underwriters named in Schedule I hereto (the "Underwriters") (if there is only one
                                 ------------
Underwriter listed in Schedule I, then "Representative" and "Underwriters" will each refer to such Underwriter) that:

          (a) A registration statement on Form S-3 (File No. 333-60756/ 333-60756-01), including a form of prospectus and such amendments thereto as may have been required to the date hereof, relating to the Notes and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "Act"), has been filed with the Securities and Exchange Commission (the "Commission") and such registration statement, as amended, has been declared effective by the Commission. Such registration statement, as amended at the Effective Time, including the exhibits thereto (but excluding Form T-1) and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement,"
                                                      ----------------------
and such forms of prospectus and prospectus supplement, as then amended, and last filed, or mailed for filing, with the Commission pursuant to Rule 424(b) ("Rule 424(b)") under the Act are hereinafter referred to together as a "Prospectus". For purposes of this Agreement, "Effective Time" means the most
 ----------                                    --------------
recent date and time as of which such Registration Statement is declared effective by the Commission, and "Effective Date" means the date of the
                                  --------------
Effective Time.

          (b) On the Effective Date, the Registration Statement conformed or will conform, as applicable, in all material respects to the requirements of the Securities Act of 1933, as amended (the "Act"), the Securities Exchange
                                             ---
Act of 1934, as amended (the "Exchange Act"), where applicable, and the rules
                              ------------
and regulations of the Commission under the Act or the Exchange Act, as applicable, and did not or will not as of the Effective Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty does not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Transferor[s] by the Underwriters expressly for use in the Registration Statement relating to the Notes. On the date of this Agreement, the Registration Statement conforms, and at the time of the last filing of the Prospectus pursuant to Rule 424(b), the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), and, except as aforesaid, neither of
                 ---------------------
such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (c) The consummation by [the][such] Transferor of the transactions contemplated by this Agreement, the Receivables Purchase Agreement and the [related]Transfer and Servicing Agreement, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation of any lien, charge, or encumbrance upon any of the property or assets of [the][such] Transferor pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement, or similar agreement or instrument under which [the][such] Transferor is a debtor or guarantor.

          (d) This Agreement has been duly authorized, executed and delivered by [the][such] Transferor.

     3.   Purchase, Sale, and Delivery of Notes. On the basis of the
          -------------------------------------
representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Transferor[s] agree[s] to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Transferor[s], the aggregate principal amounts of the Notes set forth opposite the names of the Underwriters in Schedule I hereto. The Notes are to be purchased at the purchase price of [________%] of their aggregate principal amount.

     Against payment of the purchase price in immediately available funds drawn to the order of the Transferor[s], the Transferor[s] will deliver the Notes to the Representative, for the account of the Underwriters, at the office of Sidley Austin Brown & Wood LLP on [___] at 10:00 a.m., New York time, or at such other time not later than seven full business days thereafter as the Representative and the Transferor[s] determine, such time being herein referred to as the "Closing Date." The Notes to be so delivered will be
                    ------------
initially represented by one or more Notes registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of
                                                   ---
beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under limited circumstances.

     4.   Offering by Underwriters. It is understood that, after the
          ------------------------
Registration Statement becomes effective, the Underwriters propose to offer the Notes for sale to the public (which may include selected dealers), as set forth in the Prospectus.

     5.   Covenants of the Transferor[s]. [The][Each] Transferor covenants and
          ------------------------------
agrees with the Underwriters:

          (a) If required, to file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) of Rule 424(b) under the Act not later than the time specified therein. [The][such] Transferor will advise the Underwriters promptly of any such filing pursuant to Rule 424(b).

          (b) To make no amendment or any supplement to the Registration Statement or to the Prospectus as amended or supplemented prior to the Closing Date, without furnishing the Representative with a copy of the proposed form thereof and providing the Representative with a reasonable opportunity to review the same; and during such same period to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective, or any supplement to the Prospectus as amended or supplemented or any amended Prospectus has been filed or mailed for filing, of the issuance of any stop order by the Commission, of the suspension of the qualification of the Notes for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus as amended or supplemented or for additional information; and, in the event of the issuance of any such stop order or of any order preventing or suspending the use of any prospectus relating to the Notes or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal.

          (c) Promptly from time to time to take such action as the Representative may reasonably request in order to qualify the Notes for offering and sale under the securities laws of such states as the Representative may request and to continue such qualifications in effect so long as necessary under such laws for the distribution of such Notes, provided that in connection therewith [the][such] Transferor will not be required to qualify as a foreign [corporation] [company] to do business, or to file a general consent to service of process in any jurisdiction, and provided further that the expense of maintaining any such qualification more than one year from the Closing Date with respect to such Notes shall be at the Representative's expense.

          (d) To furnish the Underwriters with copies of the Registration Statement (including exhibits) and copies of the Prospectus as amended or supplemented in such quantities as the Representative may from time to time reasonably request; and if, before a period of six months has elapsed after the Effective Date and the delivery of a prospectus will be at the time required by law in connection with sales of any such Notes, either (i) any event occurs as a result of which the Prospectus would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) for any other reason it becomes necessary during such same period to amend or supplement the Prospectus as amended or supplemented, to notify the Representative and to prepare and furnish to the Representative as the Representative may from time to time reasonably request an amendment or a supplement to the Prospectus that corrects such statement or omission or effect such compliance; and if any Underwriter is required by law to deliver a prospectus in connection with sales of any of such Notes at any time six months or more after the Closing Date, upon the Representative's request, but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Representative may reasonably request of an amended or supplemented prospectus complying with Section 10(a)(3) of the Act.

          (e) To make generally available to Noteholders of the Issuer as soon as practicable after the Effective Date of the Registration Statement (as such date is defined in Rule 158(c) under the Act), an earnings statement of [the][such] Transferor complying with Rule 158 under the Act and covering a period of at least twelve consecutive months beginning from such Effective Date.

          (f) To furnish to the Representative copies of the Registration Statement (one of which will be signed and will include all exhibits), each form of preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative may reasonably request.

          (g) So long as any of the Notes are outstanding, to furnish the Representative copies of all reports or other communications (financial or other) furnished to Noteholders of the Issuer, and to deliver to the Representative during such same period, (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, (ii) such additional information concerning the business and financial condition of [the][such] Transferor or the Trust as the Representative may from time to time reasonably request, and (iii) executed versions of the Transaction Documents.

          (h) To pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including any fees charged by the rating agency or rating agencies that initially rate the Notes, and the reasonable expenses incurred in distributing the preliminary prospectus and the Prospectus (including any amendments and supplements thereto required within six months from the Effective Date pursuant to Section 5(d) hereof) it being understood that, except as provided in this subsection (h) and Section 9 hereof, the Underwriters will pay all their own costs and expenses, including, without limitation, the cost of printing any agreement among underwriters, transfer taxes on resale of the Notes by the Underwriters, and any advertising expenses connected with any offers that the Underwriters may make. Notwithstanding anything to the contrary contained in the foregoing, (i) the Underwriters will pay directly (A) all Blue Sky fees and expenses as well as reasonable fees and expenses of counsel in connection with state securities law qualifications and any legal investment surveys; and (B) the reasonable fees and expenses of Sidley Austin Brown & Wood LLP, Underwriters' counsel, including fees related to the development of the transaction structure described in the Registration Statement, and (ii) the Transferor[s] will pay
(A) the Commission the filing fee with respect to the Notes; (B) all fees of any rating agencies rating the Notes; (C) all fees and expenses of the Indenture Trustee, and all reasonable fees and expenses of [________], counsel to the Indenture Trustee; (D) all fees and expenses of the Owner Trustee, and all reasonable fees and expenses of ______, counsel to the Owner Trustee; (E) all fees and expenses of [_______] relating to the letter referred to in
Section 6(a) of the Underwriting Agreement; (F) all fees and expenses of accountants incurred in connection with the delivery of any accountants' or auditors' reports required pursuant to the Transfer and Servicing Agreement[s]; (G) the cost of printing any preliminary and final prospectus relating to the Notes, and the Registration Statement; and (H) any other fees and expenses incurred in connection with the performance of its obligations under the Underwriting Agreement.

          (i) For a period from the date of this Agreement until the retirement of the Notes, or until such time as the Underwriters cease to maintain a secondary market in the Notes, whichever occurs first, to deliver to the Representative the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Indenture Trustee pursuant to Article III of [the][each] Transfer and Servicing Agreement, as soon as such statements and reports are furnished to the Indenture Trustee.

          (j) On or before the Closing Date, the Transferor[s] will cause Ford Credit's computer records relating to the Receivables contained in any Accounts to be marked to show the Issuer's absolute ownership of the Receivables, and from and after the Closing Date neither the Transferor[s] nor the Servicer will take any action inconsistent with the Issuer's ownership of such Receivables other than as permitted by the Transfer and Servicing Agreement[s].

          (k) To the extent, if any, that the rating provided with respect to the Notes by the rating agency or agencies that initially rate the Notes is conditional upon the furnishing of documents or the taking of any other actions by [the][such] Transferor, [the][such] Transferor will furnish such documents and take any such other actions.

     6.   Conditions of the Obligations of the Underwriters. The obligation of
          -------------------------------------------------
the Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of [the][each] Transferor herein, to the accuracy of the statements of officers of [the][each] Transferor made pursuant to the provisions hereof, to the performance by [the][each] Transferor of its obligations hereunder and to the following additional conditions precedent:

          (a) On or prior to the Closing Date, PriceWaterhouseCoopers LLP will furnish to the Representative a letter dated as of the Closing Date substantially in the form and substance of the draft to which the Representative previously agreed.

          (b) The Registration Statement will have become effective not later than 4:00 p.m., New York time, on the day following the date of this Agreement or such later date as to which the Representative will have consented; and prior to the Closing Date no stop order suspending the effectiveness of the Registration Statement will have been issued and no proceedings for that purpose will have been instituted or, to the knowledge of [the][either] Transferor, are contemplated by the Commission.

          (c) The Representative will have received as of the Closing Date an officer's certificate signed by the Chairman of the Board, the President, the Executive Vice President Finance or the Treasurer of [the][each] Transferor representing and warranting that, as of the Closing Date (except to the extent such certificate relates expressly to another date, they will be true and correct as of such date on the Closing Date), the representations and warranties of [the][such] Transferor in this Agreement will be true and correct in all material respects, that [the][such] Transferor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date in all material respects, that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission.

          (d) Since the respective dates as of which information is given in the Prospectus as amended or supplemented, there will not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or assets of the Issuer or the Transferor[s], or any material adverse change in the financial position or results or operations of the Issuer or the Transferor[s], otherwise than as set forth or contemplated in the Prospectus, that in any such case makes it impracticable or inadvisable in the Representative's reasonable judgment to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

          (e) Since the respective dates as of which information is given in the Prospectus as amended or supplemented, there will not have occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or assets of Ford Credit and its subsidiaries or Ford Motor Company and its subsidiaries, in each case considered as a whole, or any material adverse change in the financial position or results or operations of Ford Credit and its subsidiaries or Ford Motor Company and its subsidiaries, in each case considered as a whole, otherwise than as set forth or contemplated in the Prospectus, that in any such case makes it impracticable or inadvisable in the Representative's reasonable judgment to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

          (f) Subsequent to the execution and delivery of this Agreement, the United States will not have become engaged in hostilities which have resulted in the declaration of a national emergency or a declaration of war which makes it impracticable or inadvisable in the Representative's reasonable judgment to proceed with the public offering of the delivery of the Notes on the terms and in the manner contemplated in the Prospectus as amended or supplemented.

          (g) Susan J. Thomas, counsel to the Transferor[s], or other counsel satisfactory to the Representative in their reasonable judgment, will have furnished to the Representative, her written opinion, dated the Closing Date, in form reasonably satisfactory to the Representative in its reasonable judgment, to the effect that:

               (i) [The][Each] Transferor has been duly [incorporated] [organized] and is validly existing as a [corporation][limited liability company] in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification.

               (ii) This Underwriting Agreement has been duly authorized, executed and delivered by [the][each] Transferor.

               (iii) The Transfer and Servicing Agreement[s], the Receivables Purchase Agreement [to which each Transferor is a party], the Trust Agreement and the Administration Agreement have been duly authorized, executed and delivered by, and each constitutes a valid and binding obligation of, [the][each] Transferor.

               (iv) The consummation of the transactions contemplated by this Underwriting Agreement, the Transaction Documents and the Interest Rate Swap Agreement, and the fulfillment of the terms hereof and thereof, will not conflict with or result in a material breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the property or assets of [the][either] Transferor pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument known to such counsel under which [the][either] Transferor is a debtor or guarantor, nor will such action result in any violation of the provisions of the [Certificate of Incorporation][Amended and Restated Limited Liability Company Agreement ] [or the By-Laws] [or other organizational documents] of [the][either] Transferor.

               (v) The Notes have been duly authorized and executed by the Issuer; when authenticated by the Indenture Trustee in accordance with the Indenture and delivered and paid for by the purchasers thereof, the Notes will constitute valid and binding obligations entitled to the benefits provided by the Indenture.

               (vi) The Registration Statement has become effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission; and the Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Transferor[s] prior to the Closing Date (other than the financial statements and other accounting information contained in the Registration Statement or the Prospectus as amended or supplemented or any further amendments or supplements thereto, or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

               (vii) Such counsel believes that neither the Registration Statement (other than the financial statements and other accounting information contained therein or omitted therefrom, as to which such counsel need express no opinion) nor any amendment thereto, at the time the same became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (viii) Such counsel believes that at the Closing Date the Prospectus as amended or supplemented (other than the financial statements and the other accounting information contained therein or omitted therefrom, as to which such counsel need express no opinion) contains no untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (ix) Such counsel does not know of any contract or other document of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which is not filed or incorporated by reference or described as required.

               (x) Such counsel does not know of any legal or governmental proceedings pending to which [the][either] Transferor is a party or of which any property of [the][either] Transferor is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the Prospectus as amended or supplemented and other than such proceedings which, in her opinion, will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of [the][either] Transferor and will not materially and adversely affect the performance by [the][either] Transferor of its obligations under, or the validity and enforceability of, any of the Transaction Documents or the Notes.

               (xi) The Notes, the Transaction Documents and this Agreement each conform in all material respects with the descriptions thereof contained in the Registration Statement and the Prospectus.

               (xii) [The][Each] Transferor has full power and authority to sell and assign the property sold or to be sold and assigned to and deposited with the Owner Trustee as part of the Issuer and has duly authorized such sale and assignment to the Owner Trustee by all necessary corporate action.

               (xiii) Prior to any sale or assignment thereof by [the][each] Transferor to the Issuer, [the][such] Transferor owned the Receivables and the Collateral Security free and clear of any lien, security interest or charge. The assignment of the Receivables and the Collateral Security, all documents and instruments relating thereto and all proceeds thereof to the Owner Trustee, pursuant to [the][each] Transfer and Servicing Agreement, vest in the Owner Trustee all interests which were purported to be conveyed thereby, free and clear of any lien, security interest or charge except as specifically permitted pursuant to [the][such] Transfer and Servicing Agreement.

               (xiv) Immediately prior to the transfer of the Receivables to the Issuer, the Transferor['s] [s'] interest in the Receivables, the Collateral Security, the security interests in the Vehicles securing the Receivables and the proceeds of each of the foregoing was perfected upon the filing of the UCC-1 financing statement with the appropriate authority in the applicable jurisdiction and constituted a perfected first priority interest therein. No filing or other action, other than the filing of the UCC-1 financing statements referred to above, is necessary to perfect and maintain the interest or the security interest of the Owner Trustee in the Receivables, the Collateral Security, the security interests in the Vehicles securing the Receivables and the proceeds of each of the foregoing against third parties.

               (xv) The Transferor[s] [is][are] not, and will not as a result of the offer and sale of the Notes as contemplated by this Agreement become, [an] "investment compan[y][ies]" as defined in the Investment Company Act of 1940, as amended.

Such opinion may be made subject to the qualifications that the enforceability of the terms of the Transaction Documents and the Notes may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (h) Susan J. Thomas, Secretary of Ford Credit, or other counsel satisfactory to the Representative in its reasonable judgment, will have furnished to the Representative her written opinion, dated as of the Closing Date, in form satisfactory to the Representative in its reasonable judgment, to the effect that:

               (i) Ford Credit has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification, with only such exceptions as are not material to the business of Ford Credit and its subsidiaries, considered as a whole.

               (ii) The indemnification agreement (the "Indemnification
                                                        ---------------
     Agreement") dated as of the date hereof, between Ford Credit and the
     ---------
     Underwriters, has been duly authorized, executed and delivered by Ford Credit.

               (iii) The Sale and Assignment Agreement, the Receivables Purchase Agreement[s], the Transfer and Servicing Agreement[s], [and] the Administration Agreement [and the Interest Rate Swap Agreement/*/] have been duly authorized, executed and delivered by, and each constitutes a valid and binding obligation of, Ford Credit.

               (iv) The consummation of the transactions contemplated by the Sale and Assignment Agreement, Receivables Purchase Agreement[s], the Transfer and Servicing Agreement[s], the Administration Agreement, [the Interest Rate Swap Agreement/*/] and the Indemnification Agreement, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to Ford Credit and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to Ford Credit and its subsidiaries considered as a whole) upon any of the property or assets of Ford Credit pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument known to such counsel under which Ford Credit is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of Ford Credit.

______________
/*/ Insert only if Ford Credit is swap counterparty

               (v) Such counsel does not know of any legal or governmental proceedings pending to which Ford Credit is a party or of which any property of Ford Credit is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the Prospectus as amended or supplemented and other than such proceedings which, in her opinion, will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of Ford Credit and its subsidiaries considered as a whole and will not materially and adversely affect the performance Ford Credit of its obligations under, or the validity and enforceability of, the Sale and Assignment Agreement, the Receivables Purchase Agreement[s], the Transfer and Servicing Agreement[s], the Administration Agreement, [the Interest Rate Swap Agreement/*/] or the Indemnification Agreement.

______________
/*/ Insert only if Ford Credit is swap counterparty

               (vi) Ford Credit had and has full power and authority to sell and assign the property sold and assigned or to be sold and assigned to the Transferor[s] pursuant to the Receivables Purchase Agreement[s] and duly authorized such sale and assignment to the Transferor[s] by all necessary corporate action.

               (vii) The statements in the Prospectus under the caption "Material Legal Aspects of the Receivables" to the extent they constitute matters of law or legal conclusions, are correct in all material respects.

               (viii) The Receivables are either "chattel paper," "accounts," "general intangibles" or "payment intangibles" under the Uniform Commercial Code.

               (ix) Immediately prior to the sale of the Receivables to the Transferor[s], Ford Credit owned the Receivables free and clear of any lien, security interest or charge. With respect to each Receivable constituting part of the Trust Assets, such Receivable is secured by a validly perfected first priority security interest in the vehicle financed thereby in favor of Ford Credit as a secured party or Ford Credit has instituted appropriate procedures that, if followed (and such counsel has no reason to believe that they will not be so followed), will result in the perfection of a first priority security interest in the vehicle financed thereby in favor of Ford Credit as a secured party. Each such Receivable has been duly and validly assigned to the [applicable] Transferor by Ford Credit.

               (x) The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

               (xi) The Issuer is not, and will not be as a result of the offer and sale of the Notes contemplated by this Agreement, required to be registered under the Investment Company Act of 1940, as amended.

               (xii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein or in the Sale and Assignment Agreement, the Receivables Purchase Agreement[s], the Transfer and Servicing Agreement[s], the Administration Agreement, [the Interest Rate Swap Agreement]/*/ or the Indemnification Agreement, except such as may be required under federal or state securities laws, filings with respect the transfer of the Receivables to the Transferor[s] pursuant to the Receivables Purchase Agreement[s] and to the Issuer pursuant to the Transfer and Servicing Agreement[s] and such other approvals as have been obtained.

               (xiii) Such counsel does not know of any legal or governmental proceedings pending to which either Ford Credit or [the][either]
     Transferor is a party or of which any property of either Ford Credit or [the][such] Transferor is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement, the Sale and Assignment Agreement, the Receivables Purchase Agreement[s], the Transfer and Servicing Agreement[s], [or] the Administration Agreement, [or the Interest Rate Swap Agreement]/*/, or (ii) seeking adversely to affect the federal income tax attributes of the Notes as described in the Prospectus under the heading "Material Federal Income Tax Consequences."

               (xiv) Neither the execution, nor the issuance or sale of the Notes and delivery of the Notes, the Sale and Assignment Agreement, the Receivables Purchase Agreement[s], the Transfer and Servicing Agreement[s], [or] the Administration Agreement, [or the Interest Rate Swap Agreement]/*/, including, without limitation, this Agreement nor the consummation of any of the other transactions contemplated herein or in the Sale and Assignment Agreement, Receivables Purchase Agreement[s], the Transfer and Servicing Agreement[s], [the Interest Rate Swap Agreement]/*/ or Indemnification Agreement by Ford Credit or the Transferor[s], as the case may be, contravenes or will contravene the terms of any material provision of any statute, order, or regulation applicable to Ford Credit or [the][either] Transferor, as the case may be, the failure to comply with which could have a material adverse effect on Ford Credit and its subsidiaries considered as a whole or [the][such] Transferor, as the case may be.

______________
/*/ Insert only if Ford Credit is swap counterparty

          (i) ___________________________, Secretary of Ford, or other counsel satisfactory to the Representative in its reasonable judgment, will have furnished to the Representative a written opinion, dated as of the Closing Date, in form satisfactory to the Representative in its reasonable judgment, to the effect that:

               (i) Ford has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, and is duly qualified to transact business and is in good standing in each jurisdiction in the United States of America in which the conduct of its business or the ownership of its property requires such qualification, with only such exceptions as are not material to the business of Ford and its subsidiaries, considered as a whole.

               (ii) The Sale and Assignment Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding obligation of, Ford.

               (iii) The consummation of the transactions contemplated by the Sale and Assignment Agreement, and the fulfillment of the terms thereof, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under (in each case material to Ford and its subsidiaries considered as a whole), or result in the creation or imposition of any lien, charge or encumbrance (in each case material to Ford and its subsidiaries considered as a whole) upon any of the property or assets of Ford pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, guarantee, lease financing agreement or similar agreement or instrument known to such counsel under which Ford is a debtor or guarantor, nor will such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of Ford.

               (iv) Such counsel does not know of any legal or governmental proceedings pending to which Ford is a party or of which any property of Ford Credit is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others, other than as set forth or contemplated in the Prospectus as amended or supplemented and other than such proceedings which, in her opinion, will not have a material adverse effect upon the general affairs, financial position, net worth or results of operations (on an annual basis) of Ford and its subsidiaries considered as a whole and will not materially and adversely affect the performance by Ford of its obligations under, or the validity and enforceability of, the Sale and Assignment Agreement.

               (v) Ford had and has full power and authority to sell and assign the property sold and assigned or to be sold and assigned to Ford Credit pursuant to the Sale and Assignment Agreement and duly authorized such sale and assignment to Ford Credit by all necessary corporate action.

               (vi) Immediately prior to the sale of the In-Transit Receivables to Ford Credit, Ford owned the In-Transit Receivables free and clear of any lien, security interest or charge. With respect to each In-Transit Receivable constituting part of the Trust Assets, such In-Transit Receivable is secured by a validly perfected first priority security interest in the amounts payable by the related Dealers from time to time in respect of such Dealers' purchases of New Vehicles manufactured or distributed by Ford, in favor of Ford Credit as a secured party or Ford Credit has instituted appropriate procedures that, if followed (and such counsel has no reason to believe that they will not be so followed), will result in the perfection of a first priority security interest in such amounts payable in favor of Ford Credit as a secured party. Each In-Transit Receivable has been duly and validly assigned to Ford Credit by Ford.

               (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in the Sale and Assignment Agreement, except such as may be required under federal or state securities laws and filings with respect to the transfer of the In-Transit Receivables to Ford Credit pursuant to the Sale and Assignment Agreement and such other approvals as have been obtained.

               (viii) Such counsel does not know of any legal or governmental proceedings pending to which Ford is a party or of which any property of Ford is the subject, and no such proceedings are known by such counsel to be threatened or contemplated by governmental authorities or threatened by others (i) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by Transaction Agreements, or (ii) seeking adversely to affect the federal income tax attributes of the Notes as described in the Prospectus under the heading "Material Federal Income Tax Consequences."

               (ix) Neither the execution and delivery of the Sale and Assignment Agreement by Ford nor the consummation of any of the other transactions contemplated herein or therein, contravenes or will contravene the terms of any material provision of any statute, order or regulation applicable to Ford, the failure to comply with which could have a material adverse effect on Ford and its subsidiaries considered as a whole.

          (j) Sidley Austin Brown & Wood LLP (or such other counsel satisfactory to the Representative) will have furnished their written opinion, dated the Closing Date, with respect to the characterization of the transfer of the In-Transit Receivables by Ford to Ford Credit as a sale, the transfer of all Receivables by Ford Credit to the Transferor[s] as a sale, and with respect to the characterization of the transfer of the Receivables from the Transferor[s] to the Issuer, as well as certain related matters, and such opinion will be in substantially the form previously discussed with the Representative and Ford Credit and in any event satisfactory in form and in substance to the Representative and to Ford Credit.

          (k) _____________________________, counsel to the Trust, will have furnished an opinion, dated the Closing Date, addressing such matters as the Representative and its counsel reasonably request regarding the Trust and related matters.

          (l) _____________________________, special Delaware counsel, will have furnished an opinion, dated the Closing Date, addressing such matters as the Representative and its counsel may reasonably request regarding various Delaware U.C.C. matters.

          (m) Sidley Austin Brown & Wood LLP, special federal tax counsel to the Transferor[s], will have furnished their written opinion, dated as of the Closing Date, in form and in substance satisfactory to the Representative in its reasonable judgment, to the effect that the statements in the Registration Statement and the Prospectus under the headings "Material Federal Tax Consequences" and "ERISA Considerations," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

          (n) [                    ] [Secretary and Corporate Counsel of Ford
Credit], or such other counsel satisfactory to the Representative in its reasonable judgment, shall have furnished a written opinion, dated as of the Closing Date, in form satisfactory to the Representative in its reasonable judgment, to the effect that, assuming the Trust will not be classified as an association taxable as a corporation for federal income tax purposes and the Notes will be characterized as debt for federal income tax purposes:

               (i) The Trust should have no Michigan single business tax liability.

               (ii) The Notes will be characterized as debt for Michigan income and single business tax purposes.

               (iii) Note Owners not otherwise subject to tax in Michigan should not be subject to tax in Michigan solely because of a Note Owner's ownership of the Notes.

               (iv) The statements in the Registration Statement and Prospectus under the heading "Summary--Tax Status" as they relate to Michigan tax matters and under the heading "Certain State Tax Consequences," to the extent that they constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

          (o) The Representative will have received an opinion of Sidley Austin Brown & Wood LLP, addressed to the Representative, dated the Closing Date, with respect to the validity of the Notes and such other related matters as the Representative will require and the Transferor[s] shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (p) The Representative will have received an opinion addressed to the Representative, the Transferor[s] and the Servicer of [________], counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and to counsel to the Underwriters, to the effect that:

               (i) The Owner Trustee has been duly incorporated and is validly existing as a [banking corporation] [bank and trust company] in good standing under the laws of [_____].

               (ii) The Owner Trustee has all necessary power and authority to execute and deliver the Trust Agreement and the Certificate of Trust and to execute and deliver, on behalf of the Issuer, each of the Transfer and Servicing Agreement[s], the Indenture, the Administration Agreement and the Interest Rate Swap Agreement. The Owner Trustee has all necessary power and authority to execute the Notes on behalf of the Issuer.

               (iii) Each of the Trust Agreement and the Certificate of Trust has been duly executed and delivered by the Owner Trustee and each of the Transfer and Servicing Agreement[s], the Indenture, the Administration Agreement and the Interest Rate Swap Agreement has been duly executed and delivered by the Owner Trustee on behalf of the Issuer. Each of the Notes has been duly executed and delivered by the Owner Trustee on behalf of the Issuer.

               (iv) Neither the execution and delivery of the Trust Agreement and the Certificate of Trust by the Owner Trustee nor the execution and delivery of the Transfer and Servicing Agreement[s], the Indenture, the Administration Agreement and the Interest Rate Swap Agreement conflicts with or results in a breach of or constitutes a default under the Owner Trustee's organizational certificate or by-laws, any federal or [______] law, rule or regulation governing its banking or trust powers or, to the best of such counsel's knowledge, without independent investigation, any judgment or order applicable to the Owner Trustee or its acts or any indenture mortgage, contract or other agreement or instrument to which the Owner Trustee in its respective capacities is a party or by which it is bound.

               (v) Neither the execution and delivery by the Owner Trustee, on behalf of the Issuer, of the Transfer and Servicing Agreement[s], the Indenture, the Administration Agreement, the Interest Rate Swap Agreement or the Notes nor the execution and delivery by the Owner Trustee of the Trust Agreement or the Certificate of Trust requires the consent, authorization, order or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under the laws of ______ or the federal laws of the United States governing the banking or trust powers of the Owner Trustee.

               (vi) To the best of such counsel's knowledge, without independent investigation, there are no actions or proceedings pending or threatened against the Owner Trustee in any court or before any governmental authority, arbitration board or tribunal of _______ which involve the Trust Agreement, the Certificate of Trust, the Transfer and Servicing Agreement[s], the Indenture, the Administration Agreement, the Interest Rate Swap Agreement or the Notes or would question the right, power or authority of the Owner Trustee to enter into or perform its obligations under the Trust Agreement or the Certificate of Trust or to execute and deliver, on behalf of the Issuer, the Transfer and Servicing Agreement[s], the Indenture, the Administration Agreement, the Interest Rate Swap Agreement or the Notes.

          (q) The Representative will have received an opinion addressed to the Representative, the Transferor[s] and the Servicer of [________], counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and to counsel to the Underwriters, to the effect that:

               (i) The Indenture Trustee has been duly incorporated and is validly existing as a _________________ in good standing under the laws of [_____] with full corporate trust power and authority to enter into and perform its obligations under the Indenture.

               (ii) The Indenture has been duly executed and delivered by the Indenture Trustee, and, insofar as the laws governing the trust powers of the Indenture Trustee are concerned and assuming due authorization, execution and delivery thereof by the Owner Trustee, the Indenture constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except (1) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (2) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iii) Neither the execution nor delivery by the Indenture Trustee of the Indenture nor the consummation of any of the transactions by the Indenture Trustee contemplated thereby required the consent or approval of, the giving of notice to, the registration with, or the taking of any other action with respect to, any governmental authority or agency under any existing federal or [__________] law governing the trust powers of the Indenture Trustee, except such as have been obtained, made or taken.

               (iv) The Notes have been duly authenticated and delivered by the Indenture Trustee.

               (v) The execution and delivery by the Indenture Trustee of the Indenture and the performance by the Indenture Trustee of its obligations thereunder do not conflict with or result in a breach or violation of any of the terms, conditions or provisions of any law, governmental rule or regulations of the United States or the State of __________ governing the banking or trust powers of the Indenture Trustee or the Certificate of Incorporation or By-Laws of the Indenture Trustee or, to such counsel's knowledge, any order, writ, injunction or decree of any court or governmental authority against the Indenture Trustee or by which it or any of its properties is bound or, to such counsel's knowledge, any indenture, mortgage or contract or other agreement or instrument to which the Indenture Trustee is a party or by which it or any of its properties is bound, or constitute a default thereunder.

          (r) The Representative will have received an officer's certificate dated the Closing Date of the Chairman of the Board, the President, the Executive Vice President-Finance, the Treasurer of each of Ford, Ford Credit, [the][each] Transferor and the Servicer in which such officers shall state that, to the best of their knowledge after reasonable investigation, the representations and warranties of Ford and Ford Credit contained in the Sale and Assignment Agreement, the representations and warranties of Ford Credit and the Transferor[s] contained in the Receivables Purchase Agreement, the representations and warranties of the Transferor[s] and the Servicer contained in the Transfer and Servicing Agreement[s] and the representations and warranties of the Transferor[s] contained in the Trust Agreement, as the case may be, are true and correct in all material respects, that Ford, Ford Credit, [the][each] Transferor or the Servicer, as the case may be, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date in all material respects.

          (s) The Interest Rate Swap will have been duly authorized, executed and delivered by each party thereto and all fees due and payable to [____] thereunder will have been paid in full on or prior to the Closing Date.

          (t) The Notes will have been rated in one of the four highest rating categories by at least one nationally recognized rating organization.

     7.   Indemnification and Contribution.
          --------------------------------

          (a) [The][Each] Transferor will indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that [the][such] Transferor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to [the][such] Transferor by any Underwriter through the Representative specifically for use therein; and provided, further, that [the][such] Transferor not be liable to any Underwriter or any Person controlling any Underwriter under the indemnity agreement in this subsection
(a) with respect to any of such documents to the extent that any such loss, claim, damage or liability of the Underwriters or such controlling Person results from the fact that such Underwriter sold the Notes to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the related Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Transferor[s] [has][have] previously furnished copies thereof to such Underwriter.

          The indemnity agreement in this subsection (a) is in addition to any liability which the Transferor[s] may otherwise have and will extend, upon the same terms and conditions, to each Person, if any, who controls any Underwriter within the meaning of the Act.

          (b) Each Underwriter will indemnify and hold harmless [the][each] Transferor against any losses, claims, damages or liabilities to which [the][such] Transferor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to [the][such] Transferor by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by [the][such] Transferor in connection with investigating or defending any such action or claim.

          The indemnity agreement in this subsection (b) is in addition to any liability which each Underwriter may otherwise have and extends, upon the same terms and conditions, to each Person, if any, who controls [the][either] Transferor within the meaning of the Act.

          (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) of written notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above notify the indemnifying party of the commencement thereof, and in the event that such indemnified party does not so notify the indemnifying party within 30 days following receipt of any such notice by such indemnified party, the indemnifying party will have no further liability under this Section to such indemnified party unless the indemnifying party receives other notice addressed and delivered in the manner provided in Section 10 hereof of the commencement of such actions but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party in its reasonable judgment, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Transferor[s] on the one hand and the Underwriters on the other from the offering of the Notes. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party will contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Transferor[s] on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Transferor[s] on the one hand and the Underwriters on the other will be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Transferor[s] bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the related Prospectus as amended or supplemented with respect to the Notes. The relative fault is determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transferor[s] or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission, including, with respect to any Underwriter, the extent to which such losses, claims, damages or liabilities (or actions in respect thereof) result from the fact that such Underwriter sold such Notes to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the related Prospectus as then supplemented or amended (excluding documents incorporated by reference), whichever is more recent, if the Transferor[s] [has][have] previously furnished copies thereof to such Underwriter. The Transferor[s] and the Underwriters, severally and not jointly, agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) are deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter will be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     8.   Survival of Certain Representations and Obligations. The respective
          ---------------------------------------------------
indemnities, agreements, representations, warranties and other statements of the Transferor[s] (including, without limitation, Section 5(k)) or its officers and of the Underwriters set forth in or made pursuant to this Underwriting Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter or [the] Transferor or any of their respective representatives, officers or directors of any controlling Person, and will survive delivery of and payment for the Notes.

     9.   Failure to Purchase the Notes. If the purchase of the Notes is not
          -----------------------------
consummated by the Underwriters because the condition set forth in Section 6(e) has occurred, then the Transferor[s] will not have any liability to the Underwriters with respect to the Notes except as provided in Section 5(h) and
Section 7 hereof; but if for any other reason any Notes are not delivered by the Transferor[s] as provided herein, the Transferor[s] will be liable to reimburse the Underwriters, through the Representative, for all out-of-pocket expenses, including counsel fees and disbursements reasonably incurred by the Underwriters in making preparations for the offering of the Notes, but the Transferor[s] will then have no further liability to any Underwriter with respect to the Notes except as provided in Section 5(h) and Section 7 hereof. If any Underwriter or Underwriters default on their obligations to purchase Notes hereunder and the aggregate principal amount of Notes that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Notes, the Representative may make arrangements satisfactory to the Transferor[s] for the purchase of such Notes by other Persons, including the non-defaulting Underwriter or Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriter or Underwriters will be obligated, in proportion to their commitments hereunder, to purchase the Notes that such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of Notes with respect to which such default or defaults occur exceeds 10% of the total principal amount of Notes and arrangements satisfactory to the non-defaulting Underwriter or Underwriters and the Transferor[s] for the purchase of such Notes by other Persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Transferor[s], except as provided in Section 8. As used in this Underwriting Agreement, the term "Underwriter" includes any Person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

     10.  Notices. All communications hereunder will be in writing and, if sent
          -------
to the Representative or the Underwriters, will be mailed, delivered or sent by facsimile transmission or other electronic means and confirmed to _________, ___________ Attention: ____, facsimile number (___) ___-____, if sent to the Transferor[s], will be mailed, delivered or sent by facsimile transmission, and confirmed to [it][them] at Ford Credit Auto Receivables Corporation, One American Road, Dearborn, Michigan 48126, attention of the Secretary - facsimile number [(313) _________].

     11.  Successors. This Agreement will inure to the benefit of and be
          ----------
binding upon the Underwriters and the ------------------- Transferor[s] and their respective successors and the officers and directors and controlling Persons referred to in Section 7, and no other Person will have any right or obligations hereunder.

     12.  GOVERNING LAW. THIS AGREEMENT IS TO BE GOVERNED BY, AND CONSTRUED IN
          -------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER ARE TO BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     13.  Counterparts. This Agreement may be executed by each of the parties
          ------------
hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this letter and your acceptance hereof will constitute a binding agreement.

                                   Very truly yours,
                                   [FORD CREDIT AUTO RECEIVABLES
                                            CORPORATION]



                                   By:__________________________________
                                      Name:
                                      Title:

                                   [FORD CREDIT AUTO RECEIVABLES LLC]



                                   By:________________________________
                                      Name:
                                      Title:


Accepted in New York, New York,
as of the date hereof:

[___________________]
Acting on its own behalf and
as Representative of the
several Underwriters


By:_________________________________
   Name:
   Title:

                                  SCHEDULE I
Series 200[ ]-[_] Notes
----------------------
_______...............................................................[$______]
_______...............................................................[$______]
_______...............................................................[$______]
_______...............................................................[$______]
_______...............................................................[$______]
Series 200[ ]-[_] Note Total..........................................[$______]